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                                   PROXY CARD

             FOR THE CLASS A COMMON STOCK AND CLASS B COMMON STOCK

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TRIATHLON BROADCASTING COMPANY FOR THE SPECIAL MEETING OF STOCKHOLDERS
                               ON MARCH 24, 1999

The undersigned hereby appoints John D. Miller and Jeffrey W. Leiderman, and each of them, as the undersigned's proxies, with full power of substitution, to attend the Special Meeting of Stockholders of Triathlon Broadcasting Company, to be held at the offices of Winston & Strawn, 200 Park Avenue, 41st Floor, New York, New York 10166 on March 24, 1999, at 10:00 a.m., local time, and any adjournment or postponement thereof, and to vote on all matters that may come before such meeting the number of shares that the undersigned would be entitled to vote, with all the power the undersigned would possess if present in person, as follows:

                                                        FOR   AGAINST   ABSTAIN

To adopt the Agreement and Plan of Merger, dated as     [ ]     [ ]       [ ]
of July 23, 1998, among Capstar Radio Broadcasting,
Inc., TBC Radio Acquisition Corp., and Triathlon
Broadcasting Company, and the Merger contemplated thereby.

In their discretion with respect to such other matters as may properly come before the Special Meeting or any adjournment or postponement thereof; except that, in the event that there is a motion to adjourn or postpone the Special Meeting of Stockholders, (i) proxies signed by persons who vote "For" the proposal to adopt the Agreement and Plan of Merger or who do not check one of the boxes above will be voted in favor of the proposal to adjourn or postpone the Special Meeting, (ii) proxies signed by persons who vote "Against" the proposal to adopt the Agreement and Plan of Merger will be voted against the proposal to adjourn or postpone the Special Meeting and (iii) proxies signed by person who vote to "Abstain" on the proposal to adopt the Agreement and Plan of Merger will abstain on the proposal to adjourn or postpone the Special Meeting.

Receipt of the Notice of Special Meeting of Stockholders and the related Proxy Statement is hereby acknowledged.

The Board of Directors recommends a vote FOR approval and adoption of the Agreement and Plan of Merger and the Merger. THIS PROXY CARD, WHEN RETURNED
AND PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED IN FAVOR OF THE AGREEMENT AND PLAN OF MERGER AND THE MERGER, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PROXIES ON ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE SPECIAL MEETING, EXCEPT AS SET FORTH ABOVE.

SIGNATURE                SIGNATURE                      Date
         ----------------         ---------------------      ------------------

Please sign as registered and return promptly in the enclosed envelope. Executors, trustees and others signing in a representative capacity should include their names and the capacity in which they sign.

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                            VOTING INSTRUCTION CARD

   for the Depositary Shares representing a one-tenth interest in a share of
              Triathlon's 9% Mandatory Convertible Preferred Stock

    VOTING INSTRUCTION CARD SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
     TRIATHLON BROADCASTING COMPANY FOR THE SPECIAL MEETING OF STOCKHOLDERS
                               ON MARCH 24, 1999

The undersigned hereby, with respect to all shares of 9% Mandatory Convertible Preferred Stock (or portions thereof) of Triathlon Broadcasting Company, which the undersigned, as holder of depositary shares relating thereto, may be entitled to direct the voting of, directs ChaseMellon Shareholders Services L.L.C., as Depositary, to attend the Special Meeting of Stockholders of Triathlon Broadcasting Company, to be held at the offices of Winston & Strawn, 200 Park Avenue, 41st Floor, New York, New York 10166 on March 24, 1999, at 10:00 a.m., local time, and any adjournment or postponement thereof, and to vote on all matters that may come before such meeting the number of shares that the undersigned would be entitled to vote, with all the power the undersigned would possess if present in person, as follows:

                                                        FOR   AGAINST   ABSTAIN

To adopt the Agreement and Plan of Merger, dated as     [ ]     [ ]       [ ]
of July 23, 1998, among Capstar Radio Broadcasting,
Inc., TBC Radio Acquisition Corp., and Triathlon
Broadcasting Company, and the Merger contemplated thereby.

The Board of Directors recommends a vote FOR approval and adoption of the Agreement and Plan of Merger and the Merger. THIS VOTING INSTRUCTION CARD, WHEN RETURNED AND PROPERLY EXECUTED, WILL BE DEEMED AN INSTRUCTION TO VOTE IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS VOTING INSTRUCTION CARD WILL BE DEEMED AN INSTRUCTION TO ABSTAIN FROM VOTING.

Receipt of the Notice of Special Meeting of Stockholders and the related Proxy Statement is hereby acknowledged.

SIGNATURE                SIGNATURE                      Date
         ----------------         ---------------------      ------------------

Please sign as registered and return promptly in the enclosed envelope. Executors, trustees and others signing in a representative capacity should include their names and the capacity in which they sign.